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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549


                              _______________________


                                     FORM 8-K


                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



       Date of Report (Date of Earliest event reported):  February 18, 1994


                           JEFFERSON SMURFIT CORPORATION
              (Exact name of registrant as specified in its charter)

Delaware                                 0-11951                       36-2931273
(State or other jurisdiction        (Commission                  (I.R.S. Employer
of incorporation)                   File Number)              Identification No.)


                             Jefferson Smurfit Centre
                               8182 Maryland Avenue
                            St. Louis, Missouri  63105
                                  (314) 746-1100
               (Address of principal executive offices)  (Zip Code)

                Registrant's telephone number, including area code:
                                  (314) 746-1100

                                  Not Applicable
           (Former name or former address if changed since last report.)



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Item 5. Other Events

On February 18, 1994, SIBV/MS Holdings, Inc., parent of Jefferson Smurfit Corporation, filed a registration statement (the "Holdings Registration Statement") with the Securities and Exchange Commission for an offering of 21,725,549 shares of common stock ("Holdings Common Stock"). In addition, on February 24, 1994, Container Corporation of America, a wholly-owned subsidiary of Jefferson Smurfit Corporation, filed a registration statement (the "CCA Registration Statement") with the Securities and Exchange Commission for an offering of $500 million aggregate principal amount of Series A Senior Notes due 2004 (the "Series A Senior Notes") and $100 million aggregate principal amount of Series B Senior Notes due 2002 (the "Series B Senior Notes"). The Series A Senior Notes and the Series B Senior Notes will be unconditionally guaranteed by Jefferson Smurfit Corporation on a senior basis. The Holdings Registration Statement and the CCA Registration Statement include, among other things, historical and pro forma financial data with respect to the fiscal year ended December 31, 1993 for SIBV/MS Holdings, Inc. and Jefferson Smurfit Corporation (and its consolidated subsidiaries, including Container Corporation of America), respectively.

Item 7. Financial Statements and Exhibits

                        Exhibits

     99.1 Registration Statement with respect to 21,725,549 shares of Holdings Common Stock, filed with the Securities and Exchange Commission on February 18, 1994.

     99.2 Registration Statement with respect to $500 million aggregate principal amount of Series A Senior Notes due 2004 and $100 million aggregate principal amount of Series B Senior Notes due 2002 filed with the Securities and Exchange Commission on February 24, 1994.

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SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on March 1, 1994.






                              JEFFERSON SMURFIT CORPORATION



                                   /s/ JOHN R. FUNKE
                              By.........................................
                                   John R. Funke
                                   Vice President and
                                   Chief Financial Officer
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                     STATEMENT OF DIFFERENCES
     The registered trademark shall be expressed as 'r'.
     The section symbol shall be expressed as SS.
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                           APPENDIX
Graphic and image information:

In exhibit 99.1 of this electronic filing see the narrative descriptions of five graphs on pages 6, 41, 42, 43 and 44.

In exhibit 99.2 of this electronic filing see the narrative descriptions of five graphs on pages 6, 42, 43, 44 and 45.